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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 3, 2002



                              MYRIAD GENETICS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                  0-26642                     87-0494517
  -------------------        ----------------          ----------------------
    (State or other             (Commission               (IRS Employer
    jurisdiction of             File Number)              Identification No.)
    incorporation)                                        xx-xxxxxxx



                                320 Wakara Way
                          Salt Lake City, Utah 84108

              ___________________________________________________
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (801) 584-3600

          _____________________________________________________________
          (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          On April 3, 2002, the Registrant publicly disseminated a press release announcing that the Registrant has formed a research collaboration with DuPont to better understand the genetics that drive the proprietary products of Pioneer, a subsidiary of DuPont. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.   Financial Statements and Exhibits.


(c)       Exhibits.

          99.1    The Registrant's Press Release dated April 3, 2002.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Myriad Genetics, Inc.
                                       ---------------------
                                       (Registrant)


Date: April 30, 2002                   By: /s/ Peter D. Meldrum
                                           ------------------------
                                           Peter D. Meldrum
                                           President and Chief Executive Officer
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                                 EXHIBIT INDEX
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Exhibit
Number             Description
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99.1               The Registrant's Press Release
                   dated April 3, 2002.